                                                                  Exhibit 10.7.1

                                AMENDMENT TO THE
                        MERISTAR HOSPITALITY CORPORATION
                                 INCENTIVE PLAN


Pursuant to the approval by the Board of Directors of MeriStar Hospitality Corporation (the "Company") and the Company's shareholders at the Company's 2001 Annual Meeting, the MeriStar Hospitality Corporation Incentive Plan (the "Plan") is amended, effective May 24, 2001, as follows:

         All references to "ten (10%)" in Section 5.2 of the Plan are hereby deleted and replaced by "twelve and one-half (12.5%)".

IN WITNESS WHEREOF, MeriStar Hospitality Corporation has caused this amendment to the Plan to be duly executed in its corporate name this 24th day of May, 2001.


                                            MERISTAR HOSPITALITY CORPORATION


                                            ---------------------------------
                                            Christopher L. Bennett
                                            VP, Legal and Secretary